UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2021

Prospect Flexible Income Fund, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00908	45-2460782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

Termination of Expense Limitation Agreement

On February 17, 2021, the Board of Directors (the “Board”) of Prospect Flexible Income Fund, Inc. (the “Company”), including the members of the Board who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), approved the termination of the Expense Limitation Agreement, dated March 31, 2019 (the “Former ELA”), by and between the Company and Prospect Flexible Income Management, LLC, the Company’s existing investment adviser (“PFIM”), in accordance with its terms to be effective on February 17, 2021. The Board determined to terminate the Former ELA since the provisions thereunder related to the waiver of investment advisory fees by PFIM were not exercised by PFIM with respect to investment advisory fees for the quarter ended December 31, 2020 as a result of a non-waiver election made by Triton Pacific Adviser, LLC, a member of PFIM and an affiliate of Triton Pacific Securities, LLC (“Triton Pacific Securities”), the Company’s former dealer manager for its former Offering (as defined and described below). Pursuant to its terms, the Former ELA may be terminated at any time by the Company, without the payment of any penalty.

The material terms of the Former ELA are summarized under the heading “Expense Limitation Agreement” in the Company’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-2 (File No. 333-230251) filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2020 and the Former ELA is included as Exhibit (g)(2) thereto, which are incorporated herein by reference.

Termination of Offering and Dealer Manager Agreement

On and effective February 19, 2021, the Company terminated its existing registered continuous public offering of up to $300,000,000 in shares of its common stock, which was conducted on a best efforts basis (the “Offering”). Triton Pacific Securities served as the Company’s dealer manager for the Offering pursuant to an Amended and Restated Dealer Manager Agreement, dated August 6, 2020 (the “DMA”), by and between the Company and Triton Pacific Securities. As a result of the termination of the Offering, the DMA terminated pursuant to its terms and Triton Pacific Securities ceased serving as the Company’s dealer manager on and effective February 19, 2021. The Board, including the Independent Directors, approved the termination of the Offering and the DMA at a meeting held on February 18, 2021.

The Company is engaged in discussions with and due diligence of other firms to potentially serve in the future capacity as the Company’s dealer manager regarding potential future capital raises of the Company.

The material terms of the DMA are summarized under the heading “Plan of Distribution” in the Company’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-2 (File No. 333-230251) filed with the SEC on October 27, 2020 and the DMA is included as Exhibit (h) thereto, which are incorporated herein by reference.

Conditional Termination of Investment Advisory Agreement

On February 19, 2021, the Company provided PFIM with a written notice of conditional termination of the Investment Advisory Agreement, dated March 31, 2019 (the “Existing IAA”), by and between the Company and PFIM. Pursuant to its terms, the Existing IAA may be terminated at any time by the Company, without the payment of any penalty, upon 60 days’ written notice to PFIM and by the vote of the Board.

    At a special meeting of stockholders to be held on or about April 2, 2021 (the “Special Meeting”), the Company is seeking approval by its stockholders of an investment advisory agreement (the “New IAA”) with Prospect Capital Management L.P., a registered investment adviser (“PCM”). The New IAA is identical in all material respects to the Existing IAA except for its date of effectiveness, term and PCM serving as the investment adviser to the Company instead of PFIM. As such, the Existing IAA and the New IAA contain the same terms, provisions, conditions, and fee rates, and provide for the same management services to be conducted by PCM as were conducted by PFIM. There is no change in the management fees or incentive fees payable by the Company to its investment adviser under either agreement.

    In its preliminary proxy statement filed with the SEC on February 19, 2021 with respect to the Special Meeting, the Company included (i) the form of the New IAA as Appendix A thereto, and (ii) a comparison of the material terms of the Existing IAA and the New IAA under the heading “Comparison of the Existing Advisory Agreement and the New Advisory Agreement,” which are incorporated herein by reference.

    PCM is the operating member of PFIM and is responsible for making all investment and operational decisions for PFIM. PFIM is led, managed and operated by a team of investment and operations professionals from the investment and operations teams of PCM and its affiliate, Prospect Administration LLC, the Company’s administrator. These PCM individuals are responsible for the day-to-day operations of PFIM and are responsible for developing, recommending and implementing the Company’s investment strategy pursuant to the Existing IAA, subject to the overall supervision of the Board.

    In light of this structure, in order to allow for continuity of investment management services while limiting expenses through an expense limitation agreement, including through the Guaranteed Waiver and Voluntary Waiver (as defined and described below), the Board, including all of the Independent Directors, determined to terminate the Existing IAA with PFIM and to enter into the New IAA with PCM at a meeting of the Board held on February 18, 2021, each subject to and conditioned on stockholder approval of the New IAA at the Special Meeting. On such date, the Board, including all of the Independent Directors, also approved entering in an expense limitation agreement with PCM (the “New ELA”) in connection with entering into the New IAA, pursuant to which PCM may waive a portion or all of the investment advisory fees that it is entitled to receive under the New IAA in order to limit the Company’s operating expenses to an annual rate, expressed as a percentage of the Company’s average quarterly net assets, equal to 8.00% (the “Expense Limit”, and each such permissive waiver, the “Voluntary Waiver”). The Expense Limit under the New ELA is the same as the Expense Limit that existed under the Former ELA; however, in addition to the Voluntary Waiver, PCM will agree to waive investment advisory fees to the extent necessary to limit the Company’s operating expenses to the Expense Limit from the effective date of the New ELA through September 30, 2021 (“Guaranteed Waiver”). The Former ELA only contained a Voluntary Waiver and, unlike the New ELA, did not contain a Guaranteed Waiver.

If the New IAA is approved by the Company’s stockholders at the Special Meeting, the Existing IAA is expected to terminate effective on or about April 20, 2021, which date is subject to change. If the Company’s stockholders do not approve the New IAA at the Special Meeting, the Existing IAA will not terminate and will continue in accordance with its terms and provisions, and the Company will not enter into the New IAA and the New ELA.

This Current Report on Form 8-K, including the information contained herein, shall not be deemed to be “soliciting material” or subject to Regulation 14A or 14C of the Securities Exchange Act of 1934, as amended.

For additional information on the above, please contact the Company at Prospect Flexible Income Fund, Inc. 10 East 40th Street, 42nd Floor, New York, NY 10016 or by phone at (212) 448-0702.

Item 2.02. Results of Operations and Financial Condition.

Declaration of Monthly Cash Distributions

    On February 16, 2021, the Board declared distributions for the months of March 2021, April 2021, and May 2021, which reflect a targeted annualized distribution rate of 7.0% based on the offering price last approved by the Board prior to the termination of the Offering. The distributions have weekly record dates as of the close of business of each week in March 2021, April 2021, and May 2021 and equal a weekly amount of $0.01301 per share of common stock. The distributions will be payable monthly to stockholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount
03/05/2021	04/02/2021	$0.01301
3/12/2021	04/02/2021	$0.01301
3/19/2021	04/02/2021	$0.01301
3/26/2021	04/02/2021	$0.01301
04/02/2021	05/07/2021	$0.01301
04/09/2021	05/07/2021	$0.01301
04/16/2021	05/07/2021	$0.01301
04/23/2021	05/07/2021	$0.01301
04/30/2021	05/07/2021	$0.01301
05/07/2021	06/07/2021	$0.01301
05/14/2021	06/07/2021	$0.01301
05/21/2021	06/07/2021	$0.01301
05/28/2021	06/07/2021	$0.01301

Certain Information About Distributions

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a weekly, monthly or quarterly basis may not be representative of the actual tax attributes for a full year. The Company intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on the Company’s common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

The Company may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from PFIM, which are subject to recoupment. If distributions exceed the Company’s net investment income or earnings, a portion of the distributions made by the Company may represent a return of capital for tax purposes. PFIM has no obligation to provide expense reimbursements to the Company in future periods. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

On February 18, 2021, the Company issued a press release regarding the foregoing. The text of this press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 18, 2021

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Flexible Income Fund, Inc.

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Executive Officer
Date:  February 19, 2021